                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported)  July 2, 1999
                                                           ------------


                                N'TANDEM TRUST
                                --------------
              (Exact Name of Registrant as Specified in Charter)



CALIFORNIA                         0-21470                   33-610944499
-------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission                (IRS Employer
of Incorporation)                File Number)         Identification No.)


6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO                80111
-------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


    Registrant's Telephone Number, Including Area Code  (303) 741-3707
                                                        --------------

        Item 2:  Acquisition or Disposition of Assets
                 ------------------------------------

        On July 2, 1999, N'Tandem Trust, a California business trust (the "Trust"), through its limited partnership subsidiary, N'Tandem Properties, L.P., acquired Longview Mobile Home Community, a manufactured home community containing 93 homesites located in Albuquerque, New Mexico (the "Acquired Property"), from Longview Investors LLC, a New Mexico limited liability company, and Michael J. Voris pursuant to a Real Property Purchase Agreement. The terms of the Real Property Purchase Agreement were determined through arms-length negotiations between the seller and Chateau Communities, Inc. ("Chateau"), a publicly-held real estate investment trust which currently holds 9.8% of the Trust's outstanding common shares of beneficial interest. Pursuant to the Real Property Purchase Agreement, N'Tandem Properties, L.P. was assigned Chateau's right to purchase the Acquired Property.

        The purchase price for the Acquired Property was $1,800,000, of which $1,767,300 was borrowed from Chateau pursuant to a note entered into between Chateau and the Trust and the remainder of the purchase price was paid in cash. The note bears interest at 1% per annum above the prime rate established by Bank One, N.A.

        In determining the purchase price paid for the Acquired Property, the purchaser considered, among other things, the historical and expected cash flow from the Acquired Property, the nature of the occupancy trends and terms of the leases in place, current operating costs and taxes, the physical condition of the Acquired Property, the potential to increase its cash flow and other factors. The Trust also considered the capitalization rates of recently sold manufactured home communities in the same geographic area as the Acquired Property. No independent appraisals were performed in connection with the acquisition of the Acquired Property.

        In its Current Report on Form 8-K, dated May 20, 1999, the Trust announced the acquisition of the Southpointe Village manufactured home community. In addition to the financial statements for the Acquired Property, set forth below are certain financial statements relating to Southpointe Village and pro forma financial information for the Trust.

        Item 7:  Financial Statements, Pro Forma Financial Information and
                 ---------------------------------------------------------
                 Exhibits
                 --------

        (a)     Financial Statements:

                Historical Summary of Revenues and Direct Operating Expenses for Southpointe Village Manufactured Home Community for the year ended December 31, 1998 (Audited) and three months ended March 31, 1999 (Unaudited).

                Historical Summary of Revenues and Direct Operating Expenses for Longview Mobile Home Community for the year ended December 31, 1998 (Audited) and three months ended March 31, 1999 (Unaudited).

        (b)     Pro Forma Financial Information:

                Pro Forma Condensed Statements of Operations of the Trust for the three months ended March 31, 1999 and for the year ended December 31, 1998 (Unaudited).

                Pro Forma Condensed Balance Sheet of the Trust as of March 31, 1999 (Unaudited).

        (c)     Exhibits

                None

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 15, 1999                N'TANDEM TRUST



                                    By: /s/ Gary P. McDaniel
                                        --------------------
                                        Gary P. McDaniel
                                        Trustee

                       REPORT OF INDEPENDENT ACCOUNTANTS

Board of Trustees
N'Tandem Trust

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the "Historical Summary") of Southpointe Village Manufactured Home Community (the "Property") for the year ended December 31, 1998. The Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses as described in
Note 2 of the Property for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP

Denver, Colorado
July 9, 1999

                SOUTHPOINTE VILLAGE MANUFACTURED HOME COMMUNITY
                       HISTORICAL SUMMARY OF REVENUES AND
                           DIRECT OPERATING EXPENSES
                                    _______




                                         For the Three Months For the Year Ended
                                         Ended March 31, 1999  December 31,1998
                                         -------------------- ------------------
                                             (Unaudited)
Revenues:
 Rental and utilities                             $254,900         $941,100
 Other                                               2,600           10,400
                                                  --------         --------
                                                   257,500          951,500
                                                  --------         --------
Direct Operating Expenses:
 On-site operating                                  37,100          150,300
  Real estate taxes                                  8,900           35,600
 Utilities                                          43,700          125,100
                                                  --------         --------
                                                    89,700          311,000
                                                  --------         --------

Revenues in excess of direct operating expenses   $167,800         $640,500
                                                  ========         ========




   The accompanying notes are an integral part of this financial statement.

                SOUTHPOINTE VILLAGE MANUFACTURED HOME COMMUNITY
                    NOTES TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                                    _______

1. BUSINESS:
   --------

    The Historical Summary of Revenues and Direct Operating Expenses includes the operations of Southpointe Village Manufactured Home Community. The property is located in the state of New Mexico. The property was acquired by N'Tandem Trust in May 1999 and includes 282 sites.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   ------------------------------------------

    BASIS OF PRESENTATION

    The financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired property have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist of interest, depreciation, amortization, and other costs not directly related to the future operations of the property.

    INTERIM UNAUDITED FINANCIAL INFORMATION

    The accompanying interim unaudited Historical Summary of Revenues and Direct Operating Expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary of Revenues and Direct Operating Expenses for the year ended December 31, 1998. In the opinion of management, all material adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of revenues over direct operating expenses for such interim period is not necessarily indicative of the excess of revenues over direct operating expenses for the full year.

    REVENUE RECOGNITION

    Rental income attributable to residential leases is recorded when due from tenants.

    ESTIMATES

    The preparation of the financial statement requires management to make estimates and assumptions. Actual results could differ from the estimates included in the financial statement.

                       REPORT OF INDEPENDENT ACCOUNTANTS


Board of Trustees
N'Tandem Trust

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the "Historical Summary") of Longview Mobile Home Community (the "Property") for the year ended December 31, 1998. The Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses as described in
Note 2 of the Property for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP

Denver, Colorado
July 9, 1999

                         LONGVIEW MOBILE HOME COMMUNITY
                         HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                                    _______




                                       For the Three Months  For the Year Ended
                                       Ended March 31, 1999   December 31, 1998
                                       --------------------  ------------------
                                            (Unaudited)

Revenues:
 Rental and utilities                               $73,300            $277,000
 Other                                                1,400               4,500
                                                    -------            --------
                                                     74,700             281,500
                                                    -------            --------

Direct Operating Expenses:
 On-site operating                                    6,900              47,800
 Utilities                                           19,600              61,600
 Real estate taxes                                      600               2,500
                                                    -------            --------
                                                     27,100             111,900
                                                    -------            --------

Revenues in excess of direct operating expenses     $47,600            $169,600
                                                    =======            ========




   The accompanying notes are an integral part of this financial statement.

                         LONGVIEW MOBILE HOME COMMUNITY
                    NOTES TO HISTORICAL SUMMARY  OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                                    _______



1.  BUSINESS:
    --------

     The Historical Summary of Revenues and Direct Operating Expenses includes the operations of Longview Mobile Home Community. The property is located in the state of New Mexico. The property was acquired by N'Tandem Trust in July 1999 and includes 93 sites.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ------------------------------------------

     BASIS OF PRESENTATION

     The financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred in the future operations of the acquired property have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Expenses excluded consist of interest, depreciation, amortization, and other costs not directly related to the future operations of the property.

     INTERIM UNAUDITED FINANCIAL INFORMATION

     The accompanying interim unaudited Historical Summary of Revenues and Direct Operating Expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary of Revenues and Direct Operating Expenses for the year ended December 31, 1998. In the opinion of management, all material adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of revenues over direct operating expenses for such interim period is not necessarily indicative of the excess of revenues over direct operating expenses for the full year.


     REVENUE RECOGNITION

     Rental income attributable to residential leases is recorded when due from tenants.

     ESTIMATES

     The preparation of the financial statement requires management to make estimates and assumptions. Actual results could differ from the estimates included in the financial statement.

                                N' TANDEM TRUST
                 Pro Forma Condensed Statements of Operations
For the three months ended March 31, 1999 and the year ended December 31, 1998


The following unaudited pro forma condensed statements of operations have been presented as if the acquisitions of the Southpointe Village and Longview communities and the related financing had been completed as of January 1, 1998. The unaudited pro forma condensed statements of operations and related notes should be read in conjunction with N' Tandem Trust's ("N'Tandem" or the "Trust") audited financial statements that are included in the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission"). The unaudited pro forma condensed statements of operations are not necessarily indicative of what actual results of operations of the Trust would have been had the acquisitions occurred on January 1, 1998 nor does it represent the results of operations of the Trust for future periods.

                                 N'TANDEM TRUST
                  Pro Forma Condensed Statement of Operations
                                  (Unaudited)


                                                           For the Three Months Ended March 31,1999
                                                           ----------------------------------------
                                      N'Tandem         Southpointe        Longview           Pro Forma           N'Tandem
                                     Historical        Acquisition       Acquisition        Adjustments          Pro Forma
                                     ----------        -----------       -----------        -----------          ---------
                                      (Note 1)          (Note 2)          (Note 2)           (Note 3)
Revenues:
     Rent and utilities               $ 734,600         $254,900           $73,300                              $1,062,800
     Equity losses on joint
      ventures and limited
      partnerships                       (8,300)                                                                    (8,300)
     Interest                               100                                                                        100
     Other                               38,200            2,600             1,400                                  42,200
                                ---------------------------------------------------------------------------------------------
                                        764,600          257,500            74,700                               1,096,800
                                ---------------------------------------------------------------------------------------------

Expenses:
     Property operating                 396,900           89,700            27,100          $  22,200 c            535,900
     Interest                           301,500                                               170,900 a            472,400
     Depreciation                       159,200                                                88,600 b            247,800
     Advisory fee                        49,100                                                                     49,100
     General and administrative:
          Related parties                 7,900                                                                      7,900
          Other                          13,100                                                                     13,100
                                ---------------------------------------------------------------------------------------------
                                        927,700           89,700            27,100            281,700            1,326,200
                                ---------------------------------------------------------------------------------------------

                                ---------------------------------------------------------------------------------------------
Net income (loss)                     $(163,100)        $167,800           $47,600          $(281,700)          $ (229,400)
                                =============================================================================================

Preferred dividends paid                (36,800)                                                                   (36,800)

Net income (loss) attributable  ---------------------------------------------------------------------------------------------
 to common shares                     $(199,900)        $167,800           $47,600          $(281,700)          $ (266,200)
                                =============================================================================================

Basic and diluted loss per
     common share                        $(1.83)                                                                    $(2.44)
                                ================                                                          ===================

Dividends per common share                $0.38                                                                      $0.38
                                ================                                                          ===================


The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'TANDEM TRUST
                  Pro Forma Condensed Statement of Operations
                                  (Unaudited)

                                                             For the Year Ended December 31, 1998
                                                             ------------------------------------
                                       N'Tandem         Southpointe        Longview          Pro Forma           N'Tandem
                                      Historical        Acquisition       Acquisition       Adjustments          Pro Forma
                                      ----------        -----------       -----------       -----------          ---------
                                       (Note 1)           (Note 2)         (Note 2)           (Note 3)
Revenues:
     Rent and utilities                $1,703,300          $941,100         $277,000                            $2,921,400
     Equity losses on joint
      ventures and limited
      partnerships                        (27,800)                                                                 (27,800)
     Interest                               1,500                                                                    1,500
     Other                                 22,900            10,400            4,500                                37,800
                                 --------------------------------------------------------------------------------------------
                                        1,699,900           951,500          281,500                             2,932,900
                                 --------------------------------------------------------------------------------------------

Expenses:
     Property operating                   822,700           311,000          111,900            $ 84,200 c       1,329,800
     Interest                             652,000                                                683,600 a       1,335,600
     Depreciation                         349,300                                                354,300 b         703,600
     Advisory fee                         147,100                                                                  147,100
     General and administrative:
          Related parties                  28,800                                                                   28,800
          Other                            64,000                                                                   64,000
                                 --------------------------------------------------------------------------------------------
                                        2,063,900           311,000          111,900           1,122,100         3,608,900
                                 --------------------------------------------------------------------------------------------

                                 --------------------------------------------------------------------------------------------

Net income (loss)                      $ (364,000)         $640,500         $169,600         $(1,122,100)       $ (676,000)
                                 ============================================================================================

Preferred dividends paid                 (147,100)                                                                (147,100)

                                 --------------------------------------------------------------------------------------------
Net income (loss) attributable to
     common shares                     $ (511,100)         $640,500          $169,600        $(1,122,100)       $ (823,100)
                                 ============================================================================================

Basic and diluted loss per
     common share                          $(4.88)                                                                  $(7.86)
                                 ==================                                                       ===================

Dividends per common share                  $1.50                                                                    $1.50
                                 ==================                                                       ===================



The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'TANDEM TRUST
                       Pro Forma Condensed Balance Sheet
                             As of March 31, 1999

The following unaudited pro forma condensed balance sheet has been presented as if the acquisition of the Southpointe and Longview communities and the related financing had been completed on March 31, 1999. The unaudited pro forma condensed balance sheet should be read in conjunction with the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position of the Trust would have been had the acquisitions occurred on March 31, 1999 nor does it represent the future financial position of the Trust.

                                N'TANDEM TRUST
                       Pro Forma Condensed Balance Sheet
                                  (Unaudited)

                                                                                 As of March 31, 1999
                                                                                 --------------------
                                                                                     Southpointe &
                                                                 N'Tandem              Longview             N'Tandem
                                                                Historical           Acquisitions          Pro Forma
                                                        -----------------------------------------------------------------
                       ASSETS                                    (Note 1)              (Note 4)

Property held for investment:
     Land                                                            $ 4,737,800         $1,158,800           $ 5,896,600
     Buildings and improvements                                       12,707,900          7,085,800            19,793,700
     Fixtures and equipment                                               74,600                                   74,600
                                                        -----------------------------------------------------------------
                                                                      17,520,300          8,244,600            25,764,900
Less accumulated depreciation                                         (1,173,200)                              (1,173,200)
                                                        -----------------------------------------------------------------
                                                                      16,347,100          8,244,600            24,591,700

Investments in joint ventures and limited                                795,900                                  795,900
 partnerships
Cash and cash equivalents                                                151,600            (75,000)               76,600
Deferred financing costs, net                                             39,100                                   39,100
Other assets                                                             473,400              6,100               479,500
                                                        -----------------------------------------------------------------
Total Assets                                                         $17,807,100         $8,175,700           $25,982,800
                                                        =================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Mortgage note payable                                           $ 2,050,000                              $ 2,050,000
     Note payable to affiliate                                        10,651,500         $7,812,100            18,463,600
     Accrued expenses                                                    888,100             59,400               947,500
     Tenant deposits and other liabilities                             1,020,400             64,200             1,084,600
     Due to Advisor and affiliates                                       824,600            240,000             1,064,600
                                                        -----------------------------------------------------------------
Total Liabilities                                                     15,434,600          8,175,700            23,610,300

Shareholders' equity:
    Preferred shares of beneficial interest, $.01
     par value;
    500,000,000 shares authorized; 98,073 shares
     issued and outstanding                                            2,121,700                                2,121,700
    Common shares of beneficial interest, $.01 par
     value, 100,000,000 shares authorized; 109,308 shares
     issued and outstanding                                            2,401,400                                2,401,400
    Dividends in excess of accumulated earnings                       (2,150,600)                              (2,150,600)
                                                        -----------------------------------------------------------------
                                                                       2,372,500                                2,372,500
                                                        -----------------------------------------------------------------
Total Liabilities and Shareholders' Equity                           $17,807,100         $8,175,700           $25,982,800
                                                        =================================================================

The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'TANDEM TRUST
               NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS

1.  HISTORICAL FINANCIAL STATEMENTS:

    The historical financial statements, which are included in the Trust's Quarterly Report on Form 10-QSB and its Annual Report on Form 10-KSB as filed with the Commission, include the accounts of the Trust as of and for the three months ended March 31, 1999 and the year ended December 31, 1998, respectively.

2.  ACQUISITIONS - STATEMENTS OF OPERATIONS

    The revenues and expenses of the Southpointe and Longview acquisitions included in the Trust's condensed pro forma financial statements for the three months ended March 31, 1999 and the year ended December 31, 1998 reflect the historical summary of revenues and direct operating expenses.

3.  PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

    The pro forma adjustments for the pro forma condensed statements of operations are as follows:

                                                                         Three Months
                                                                             Ended           Year Ended
                                                                           March 31,        December 31,
                                                                             1999               1998
                                                                          -----------       ------------
    a.  Interest on $7,812,100 of indebtedness payable to Chateau
        Communities, Inc., incurred at a weighted average rate of 8.75%
        for the period beginning January 1, 1998                            $170,900          $683,600

    b.  Depreciation of acquired properties based on an
        average 20 year life                                                $ 88,600          $354,300

    c.  Adjustment for related party management fees,
        calculated as 5% of gross rental revenues and an
        annual overhead reimbursement of $60 per site
        pursuant to the asset management agreement with
        Chateau Communities, Inc.                                           $ 22,200          $ 84,200


4.  ACQUISITIONS - BALANCE SHEET

    Amounts presented reflect the acquisition of the Southpointe Village and Longview communities. The acquisitions were financed through related party debt of $7,812,100 and cash of $75,000. As part of the acquisition, an acquisition fee of $240,000 is due to N'Tandem's advisor and was capitalized as part of the purchase price as of March 31, 1999.